INVESTMENT AGREEMENT

This INVESTMENT AGREEMENT (this "**Agreement**") is dated as of February 25th, 2015 ("**Effective Date**"), between:

本投资协议（本"协议"）签订于 2015 年 2 月 25 日（"生效日期"），签订双方分别为：

ANGSTRON HOLDINGS CORPORATION, a Nevada Corporation with a business address 800 E Colorado Blvd., Ste 888, Pasadena CA 91101, USA (the "**Company**"); and

安固强控股公司，一家根据美国内华达州法律成立的股份责任有限公司，营业地址位于 800 E Colorado Blvd., Ste 888, Pasadena, CA 91101, USA（以下简称"本公司"）；和

HYBRID KINETIC (LIANYUNGANG) NEW ENERGY LIMITED, INC. a company established and existing under the laws of China , with a business address at 999th Huanghai Road, Lianyungang Economic and Technological Development Zone, Lianyungang Economic and Technological Development Zone, Lianyungang, Jiangsu Province, China (the "**Investor**").

连云港正道新能源责任有限公司，一家根据中华人民共和国法律成立的责任有限公司，营业地址位于中国江苏省连云港市连云港经济技术开发区黄海大道 999 号（以下简称"投资方"）。

RECITALS

WHEREAS, the Company has expertise and technology relating to the production of nanographene materials.

鉴于，安固强公司是一家在内华达成立的，拥有生产单层石墨烯材料的专家和技术的公司。

WHEREAS, Investor is a manufacturer of advanced energy storage materials.

鉴于，连云港正道新能源有限公司是一家依据中华人民共和国法律成立的，生产先进储能材料的公司。

WHEREAS, concurrently with this Agreement, the parties are entering into a Consulting Services Agreement in the form attached as Exhibit A pursuant to which the Company is agreeing to provide consulting services to Investor to assist Investor manufacture graphene in China.

鉴于，根据本协议，双方将签订一份附件 A 样式的专利授权协议，本公司将提供**顾问服务**给投资方，使之能在中国进行石墨烯的生产。

WHEREAS, Investor desires to make an equity investment in the Company, and the Company desires to raise capital through the issuance and sale of its equity securities to expand its research and product development programs.

鉴于，投资方决定对本公司进行一项资产投资，本公司通过发行和出售资产股票来募集扩大其研究和产品开发项目的资金。

WHEREAS, on September 30, 2013 Investor advanced the sum of $4,000,000 to the Company, in exchange for a promissory note in the same principal amount, dated September 30, 2013 bearing 2% interest per annum (the "**Promissory Note**").

鉴于，投资方于 2013 年 9 月 30 日向本公司提供肆佰万美元资金（$4,000,000.00），获得一份本公司的同等面额，年利自 2013 年 9 月 30 日起以 2%计算的本票（以下简称"本票"）。

In consideration of the mutual promises contained herein, the parties agree as follows:

双方共同承诺，同意以下内容：

A G R E E M E N T 协 议

ARTICLE I. 第 1 条
PURCHASE AND SALE OF STOCK 股权买卖

1.1. Purchase and Sale of Stock. 购买及出售股权

At the Closing (as hereinafter defined), the Company shall issue and sell, and the Investor shall purchase, on the terms set forth herein, an aggregate total of 537,418,480 shares of the common stock, par value $0.001 per share (the "**Shares**") of the Company.

在交割时根据以下条款，本公司将发行并出售，同时投资方须累计购买 537,418,480 本公司票面价值每股 0. 001 美元之普通股（以下简称"购买股票"）。

1.2. Consideration. 对价

The total purchase price to be paid by Investor for the Shares shall be Ten Million US Dollars (US$10,000,000.00), to be paid as follows: 投资方为股权付出的总购买价为壹仟万美元（US$10,000,000.00），支付方式如下：

Ten Million US Dollars ($10,000,000.00) at the closing (the "**Closing**"), payable in the form of (i) cancellation of the Promissory Note and, (ii) Six Million US Dollars ($6,000,000.00) in cash, in exchange for the Shares;

在交割时，以(i) 通过取消本票及，(ii) 支付陆百万美元（US$ 6,000,000.00）现金的形式，支付壹仟万美元，获得购买股票；

1.3. The Closing. 交割

The Closing and all actions contemplated by this Agreement to occur at the Closing shall take place in the offices of the Company, at 10:00 a.m. on a date to be specified by the parties for the Closing, which shall be no later than the second Business Day (as hereinafter defined) following the day on which the last of the conditions with respect to the Closing set forth in Article IV (other than those conditions required to be fulfilled on the date of the Closing) shall have been fulfilled or waived, or at such other time and place as the Company and the Investor may agree. At the Closing, the Investor and the Company shall make certain deliveries, as specified in Sections 1.4 and 1.5, respectively, and all the deliveries contemplated for any given Closing, regardless of chronological sequence, shall be deemed to occur contemporaneously and simultaneously on the occurrence of the last delivery at the Closing and none of such deliveries for the Closing shall be effective until the last of the same has occurred. A "**Business Day**" means any day on which commercial banks located in California are generally open for the purpose of conducting commercial banking business.

交割以及本协议中规定的交割时的所有行为，需要在协议双方约定的交割日期的上午十点整在本公司开始，不迟于第二个工作日("工作日"见本协议中后面的定义)完成，直到本协议第 4 章(除在交割日为完成那些交割所需条件外)约定的所有条件得以满足或放弃。交割亦可在由本公司和投资方认可的其它时间和地点进行。在交割时，投资方和本公司将根据本协议第 1.4 条和 1.5 条的规定，分别履行自己的义务，不分时间先后，时间上先交付一方视为与交割时最后交付的一方同时履行，且于最终交付一方履行义务后生效。一个"工作日"指加州境内的商业银行正常进行商业银行业务的任意一日。

1.4. Investor Deliveries at the Closings. 交割时投资方交付

(a) On or before the Closing, the Investor shall deliver to the Company: 在交割日或之前，投资方需向本公司交付：

(i) the original Promissory Note surrendered for cancellation by the Company, which the Company shall accept in lieu of cash in the sum of Four Million US Dollars (US $4,000,000.00); and 取消本公司发出的本票，本公司将视次行为为等同于肆佰万美元（$4,000,000.00）的现金；及

(ii) an amount in same-day funds equal to the sum of Six Million US Dollars (US$6,000,000.00), by wire transfer to a bank account designated in writing by the Company at least two Business Days prior to the Closing; 将在汇款当日等同于陆佰万美元（US$6,000,000.00）的资金汇入本公司书面指定的银行账户（书面指定函至少于交割日前两个工作日提供）。

(iii) the Consulting Services Agreement by and between the Company and Investor, in the form of Exhibit A attached hereto, duly executed by an authorized officer of Investor; and 由投资方授权代表与本公司签署附件 A样式的许可协议；及

(iv) a certificate executed on behalf of the Investor by its authorized representative to the effect that (a) the Investor's representations and warranties in Article III are true and correct as of the date of the First Closing, and (b) a written acknowledgement made by the Investor that the Promissory Note has been surrendered for cancellation effective on the date of the Closing.

一份由投资方授权代表以投资方名义出具的，证明（a）本协议第 3 章投资方的陈述及保证截止到交割日为止真实及准确的证明书，及（b）一份由投资方出具的，证明本票在交割当天已失效的书面证明。

1.5. Company Deliveries at the Closings. 交割时公司交付

On or before the Closing, the Company shall deliver to the Investor: 在交割前或交割时，本公司需向投资方交付

(i) a certificate representing the Shares, registered in the name of the Investor; 一份以投资方名义登记的，代表认购购买股票的证明；

(ii) the Consulting Services Agreement, in the form of Exhibit A attached hereto, duly executed by an authorized officer of the Company; and 一份根据附录 A 中规定的形式，由本公司授权代表签署生效的许可协议；

(iii) a certificate executed on behalf of the Company by an officer of the Company to the effect that each of the Company's representations and warranties in Article II that is qualified as to materiality shall be true and correct as of the date of the Closing (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects as of the date of the Closing (other than representations and warranties which address matters only as of a certain date, which shall be true and correct in all material respects as of such certain date).

一位本公司高级管理者代表本公司签署的，证明本协议第 2 章本公司的每一条陈述及保证符合到交割日为止真实及准确的重要事项（那些另外指出有效日期的陈述及保证仅在特定日期真实和正确），任何当前与实际情况不符的事项均将在交割日得到实质性修正的（那些针对某特定日期的陈述和担保，仅在该特定日期真实、准确）的一份证明。

ARTICLE II.第 2 条
REPRESENTATIONS AND WARRANTIES OF THE COMPANY 本公司的陈述及保证

The Company represents and warrants to the Investor, as follows, as of the date of the Closing: 本公司向投资方陈述及保证如下，于交割日：

2.1. Organization, Qualification, Corporate Power and Authority. 组织、资格、法人权力及权限

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification, other than where the failure to be so qualified would not individually or in the aggregate have a Material Adverse Effect (as defined hereinafter) on the Company. The Company has all requisite corporate or partnership power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Company has furnished to the Investor a copy of its charter and bylaws, each as amended and as in effect on the date of this agreement. The Company has at all times complied with, and is not in default under or in violation of, any provision of its charter, bylaws or other organizational documents. A "**Material Adverse Effect**" on or with respect to the Company means a material adverse effect on (i) the businesses, assets (including licenses, franchises and other intangible assets) or financial condition or operating income of the Company, taken as a whole, except where such effect results from changes in prevailing interest rates or interest rate spreads or changes in the prevailing economic or market conditions having a similar effect on the industry generally or (ii) the ability of the Company to consummate the transactions contemplated hereby.

本公司是依据美国内华达州的法律合法组织，设立并有效存续的一个股份责任有限公司。本公司依据其设立司法辖区的法律可以合法经营并有效存续，其经营种类或所有权或对财产的租赁均符合标准，除非不符合这些标准将对本公司造成重大不利影响（如下文所定义）。本公司拥有从事它所从事的商业活动及拥有和使用被它拥有及被它使用的资产的必要的公司或合伙人权利及权限。本公司需要在本协议签订之后，向投资方提供它的章程或是其它类似的与本协议相关或根据本协议修订的组织文件的复印件。本公司必须在所有时间内遵守公司章程或是其它组织文件。一个对于或关系到本公司的“重大不利影响”表示一个重大不利影响涉及到(i)业务、资产（包括许可，特许经营权和其它无形资产）或公司及其子公司的财务状况或营业收入，总而言之，除了那些受商业银行利率或利率差改变，或是普遍经济或市场条件改变造成行业性影响的情况，或(ii)本公司完成本协议中交易的能力。

(b) (1) The Company has all requisite power and authority to execute and deliver this Agreement, (2) this Agreement has been (i) duly and validly executed and delivered by the Company and (ii) duly and validly authorized by all necessary corporate action on the part of the Company, (3) this Agreement constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms and (4) the Board of Directors has declared the Investment advisable and in the best interests of its shareholders and not in violation of its articles of incorporation, bylaws or similar or other constituent or organizational documents.

(1)本公司拥有所有执行和交付本协议所需要的能力和权利 (2)本协议已经由 (一)本公司充分及有效的执行和交付及 (二) 本公司已有充分及有效的授权可以采取一切必须的公司行动 (3)按照它们各自的条款，本协议构成针对本公司的有效并有约束力可强制执行

的协议并且 (4)本公司董事会已宣告本次投资的合理性且符合本公司股东的最大利益同时没有违反公司条例，章程或类似的或是其它部分或组织的文件。

2.2. Capitalization. 资本

(a) At the date hereof, the authorized capital stock of the Company consists of 5,000,000,000 shares of Common Stock, par value $0.001 and 1,000,000,000 shares of preferred stock, par value $0.001 (the "**Preferred Stock**"; and together with the Common Stock, the "**Capital Stock**"). All of the issued and outstanding shares of Capital Stock are validly issued, fully paid and nonassessable and free of preemptive rights. There are zero options, zero warrants, and zero rights to acquire, or other securities convertible into, capital stock of the Company, and no agreements or commitments obligating the Company to issue, sell or acquire any shares of its capital stock.

在本合同签署日，本公司额定股本由五十亿股普通股，每股 0.001 美元和十亿股优先股，每股 0.001 美元（以下简称“优先股”，普通股简称“普通股”）组成。所有已发售股份均为有效发行，完全支付及无追加出资义务和无优先购买权。没有期权，无认股证，也没有其它获得或通过其它证券交换本公司股本股份的权力，并且没有任何协议或承诺约束本公司发行，出售或购买任何其自身的股本股份。

(b) There are no voting trusts, proxies or other agreements or understandings to which the Company is a party or by which the Company is bound with respect to the voting of the capital stock of the Company or, to the Knowledge of the Company (as hereinafter defined), any other such trusts, proxies, agreements or understandings affecting the Company. None of the Company is required to redeem, repurchase or otherwise acquire shares of capital stock or debt securities of the Company as a result of the transactions contemplated by this Agreement. "Knowledge of the Company" means the knowledge, after reasonable investigation, of any officer of the Company at the group vice president level or higher.

本公司在资本多数决表决时，如果本公司为涉及事项的当事方或与所涉事项有利害关系，则不得采用信托、代理或协议/谅解备忘形式；如果本公司知晓，采用信托、代理或协议/谅解备忘形式（如下文定义）作出此等表决时会影响到本公司时，表决也不得采用信托、代理或协议/谅解备忘形式。不得以本协议的的交易结果为依据要求本公司及其子公司赎回，重新购买或是购买股本股票或本公司的债务证券。“本公司知晓”指经过本公司任一副总经理或以上职位工作人员经过合理的调查得到的信息。

2.3. Compliance. 合规

Except for the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "**Exchange Act**"), and any applicable state and foreign securities laws, none of execution and delivery of this Agreement by the Company or consummation of the transactions contemplated hereby or thereby will (a) conflict with or violate any provision of the charter, bylaws or similar organizational documents of the Company or any of its Subsidiaries; (b) require on the part of the Company or any of its Subsidiaries any filing with, or any permit,

authorization, consent or approval of, any domestic (federal or state), foreign or supranational court, administrative agency or commission or other governmental or regulatory body, agency, authority or tribunal (a "**Government Entity**") to operate the business of the Company and its Subsidiaries following the First Closing, except where the failure to make such filing or obtain such permit, authorization, consent or approval would not individually or in the aggregate have a Material Adverse Effect on the Company; (c) violate, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of, create in any party any right to accelerate, terminate, modify or cancel, or require any notice, consent or waiver under, any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, Lien or other arrangement to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of their respective assets is subject or any judgment, order (whether temporary, preliminary or permanent), writ, injunction, decree, statute, rule, regulation, notice, law or ordinance (collectively, "**Law**") applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than such conflicts, violations, breaches, defaults, accelerations, terminations, modifications, cancellations, notices, consents or waivers as would not individually or in the aggregate have a Material Adverse Effect on the Company; or (d) result in the imposition of any Lien upon any material assets of the Company or any of its Subsidiaries, which Lien would materially detract from the value or materially interfere with the use of such assets.

除根据证券法及 1934 年的证券交易法修改而来的证券法（以下称之为证券法）的适用要求，和任何适用的州法和外国证券法律之外，不存在本公司执行和交付本协议或完成与本协议预期的任何交易相关时(a)违反本公司或其子公司的章程或类似组织文件的规定或与之冲突;(b)本公司或任一其子公司经营本公司及其子公司按第一次交割要求从事的交易需要任何国内（联邦或州）、国外或超国家的法庭、管理机构或委员会或其它政府或监察机构、代理、有关当局或法庭（简称“政府实体”）的登记备案，或任何许可、授权、同意或批准，除非不进行登记备案或未获得这样的许可、授权、同意或批准、一项或多项、将会对本公司造成重大不利影响；(c)违约（无论是否及时通知），赋予合同他方加速，终止，修改或取消合同的权利，或需要任何通知，同意或放弃通过任何合同、租约、转租、许可、从属许可、经营权、许可、契约、协议或抵押获得借款、债务工具、留置权或其它本公司或任一其子公司作为其中一方或受其约束或任何他们的相关资产处于任何适用于公司或任一其子公司或任何他们的相关财产和资产的处置或判决、命令（无论是临时的，初步的或是永久的）、法院文书、法院判决，法规、规则、条约、通知、法律或条例中（统称“法律”），除非一项或多项这些冲突违反、违背、违约、加速、中止、修改、取消、通知、同意或放弃，将不会对本公司造成重大不利影响；或(d)导致本公司或任一其子公司任何将会严重减少该资产的价值或是严重妨碍该资产的使用的重要留置权的被迫接受。

2.4. Tax Matters. 税务相关事项

The Company has timely filed all material income Tax Returns (as defined hereinafter) required to have been filed and no extensions of the time for filing are currently applicable, and such Tax Returns are true, correct and complete in all material respects, (ii) all material Taxes (as defined

hereinafter), whether or not shown on any Tax Return, required to have been paid by the Company have been timely paid, and (iii) the Company has withheld and paid all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

本公司已经及时提交所有需要提交且不能延期提交的重要报税文件（见下文定义），且这些报税文件真实、正确及完整地包括了所有重要方面（ii）本公司已经及时付清所有应付的重要税款（见下文定义），无论是否在报税文件中显示，同时（iii）本公司已经预留及支付所有需要为支付或偿付雇员，独立承包人，债权人，股东或其它第三方的预留和支付的重要税款。

2.5. Tangible Assets. 有形资产

The Company owns or leases all tangible assets, if any, necessary for the conduct of its respective businesses as presently conducted. Each such tangible asset is free from material defects, has been maintained in accordance with normal industry practice, is in suitable operating condition and repair and is suitable for the purposes for which it is presently used, other than where the failures or defects would not, individually or in the aggregate have a Material Adverse Effect on the Company.

本公司拥有或租赁所有其目前各自商业活动所需要的有形资产。每一项这些有形资产都没有实质瑕疵，已经按照正常工业规范进行维护，处于良好运行状态并维修及适合于当前的使用目的，不会给本公司造成单独或累计重大负面影响的故障和瑕疵除外。

2.6. Intellectual Property. 知识产权

(a) To the Knowledge of the Company, the Company owns, all patents, trademarks, trade names, service marks, copyrights, any applications for patents, trademarks, trade names, service marks and copyrights, schematics, technology, know-how, computer software programs or applications and tangible or intangible proprietary information or material, if any, material to the operation of their respective businesses as presently conducted (collectively, "**Company Intellectual Property**"). To the Knowledge of the Company, no other Person has any right to any of the Company Intellectual Property, and no other Person is infringing, violating or misappropriating any of the Company Intellectual Property used in the businesses of the Company, other than such infringements, violations or misappropriations as would not, individually or in the aggregate, have a Material Adverse Effect on the Company. "Person" means an individual, a partnership, a company, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

公司知悉，本公司对其所有专利、商标、商品名称、服务名称、版权、任何有关专利、商标、商品名称服务名称和著作权的应用、原理图、技术、专业技术、计算机软件程序或应用和有形或无形的专利信息或材料，以及任何保证它们目前各自从事的商业活动运行的材料（统称为“公司知识产权”）享有所有权、许可使用权或可强制执行的合法权利。公司知悉，其它任何人不具有对于本公司的知识产权的权利，并不得侵占，侵犯或盗

用任何本公司及其子公司在商业活动中使用的公司知识产权，除非这些侵占，侵犯或盗用，单独或一起，不对本公司造成重大负面影响。“人”指的是一个个体、一个合伙企业、一个公司、一个企业、一个有限责任公司、一个协会、一个股份公司、一个信托、一个合资公司、一个非法人组织或一个政府实体或相关的任何部门，代理人或政治分支机构。

(b) The business, operations and activities of the Company as presently conducted or as conducted at any time within the two years prior to the date of this Agreement have not materially infringed or violated, or constituted a material misappropriation of, and do not now materially infringe or violate, or constitute a material misappropriation of, any intellectual property rights of any other Person, other than such infringements, violations or misappropriations as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

本公司近期或在本协议签署之前两年内任意时间的贸易、经营和活动，未严重侵犯或违反，或构成严重侵占，以及目前没有严重侵犯或违反，或构成严重侵占，任何人的任何知识产权权利，单独的或累计的这些侵犯、违反或侵占不会对公司造成重大负面影响的除外。

2.7. Licenses and Authorizations. 许可和授权

(a) The Company holds all material licenses, permits, certificates, franchises, ordinances, registrations, or other rights, applications and authorizations filed with, granted or issued by, or entered by any Governmental Entity, including, without limitation, any state or local regulatory authorities asserting jurisdiction over the Company or its respective businesses or assets (each a "**State Authority**"), that are required for the conduct of their businesses as currently being conducted (each as amended to date) (collectively, the "**Company Authorizations"**), other than such licenses, permits, certificates, franchises, ordinances, registrations or other rights, applications and authorizations the absence of which would not individually or in the aggregate materially impair the ability of the Company to consummate the transactions contemplated hereby or of the Company and its Subsidiaries to own and operate their respective properties, assets and businesses.

本公司持有所有重要的执照、许可、证书、特许经营权、条例、注册、或其它权利、申请和由政府实体登记备案，授权或颁发的、或已登记的授权，包括但不仅限于声称对本公司资产和商业活动有管辖权的各州或当地管理当局（单独称“州当局”）。这些资产和商业活动是本公司或其子公司进行商业活动所必须的（统称“公司当局”）。缺少一个或多个这样的执照、许可、证书、经营权、条例、注册或其它权利，申请和授权不会严重妨碍本公司圆满完成预定商业活动的能力或本公司及其子公司拥有并经营各自的财产，资产和业务的除外。

(b) The Company Authorizations are in full force and effect and have not been pledged or otherwise encumbered, assigned, suspended, modified in any material adverse respect, canceled or revoked, and each of the Company has operated in compliance with all

terms thereof or any renewals thereof applicable to it, other than where the failure to so comply would not individually or in the aggregate have a Material Adverse Effect on the Company or materially impair the ability of the Company to own and operate their respective properties, assets and businesses. No event has occurred with respect to any of the Company Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Company Authorizations. To the Knowledge of the Company, there is not pending any application, petition, objection or other pleading with any State Authority or any similar body having jurisdiction or authority over the operations of the Company or its Subsidiaries which questions the validity of or contests any Company Authorization or which could reasonably be expected, if accepted or granted, to result in the revocation, cancellation, suspension or any materially adverse modification of any Company Authorization.

本公司的授权具有充分效力并未被质押或是包含其它的阻碍、转让或暂停，由于任何重大不利影响所需的修改、撤销或取消，并且本公司在经营时均遵守所有相关条款或任何适用的相关更新，除非不遵守一项或多项这些将不会对公司带来重大不利影响或严重影响本公司经营相关财产，资产和业务的能力。不存在已经发生关于任何本公司当局允许，或经过告知或失效或二者兼有，能够允许将授权取消或终止或是导致其它任何对这种公司授权的持有者权利造成严重损害的事件。本公司知悉，不存在未决申请，请求，反对或其它同对于本公司或其子公司经营范围拥有管辖权或授权的州当局或任何类似实体的存在能够对于任何公司授权产生质疑或争论或如果被接受或同意，将可能导致公司授权被撤销、取消、暂停或任何重大不利修改的抗辩。

2.8. Litigation. 诉讼

To the Knowledge of the Company (a) there is no action, suit, proceeding or investigation to which the Company is a party (either as a plaintiff or defendant) pending or threatened before any Governmental Entity, and there is no basis for any such action, suit, proceeding or investigation; (b) none of the Company nor any of its respective officers, directors or employees has been permanently or temporarily enjoined by any order, judgment or decree of any Governmental Entity from engaging in or continuing to conduct the business of the Company or its Subsidiaries; and (c) no order, judgment or decree of any Governmental Entity has been issued in any proceeding to which the Company is or was a party or in any other proceeding, that enjoins or requires the Company to take action of any kind with respect to its businesses, assets or properties that, with respect to any of the preceding clauses (a)-(c) can reasonably be expected to result, singly or in the aggregate, in a Material Adverse Effect on the Company.

公司知悉，本公司不存在正作为诉讼，起诉，法律程序或调查的其中一方（不论是原告或被告），或据本公司所知受到任何政府实体的威胁；不存在产生这些诉讼，起诉，法律程序或调查的条件；(b)不存在本公司或任何同它相关的工作人员，经理或雇员曾经永久或暂时性的被政府实体的命令，判决或法令禁止从事同本公司及其子公司经营范围相关的行业；并且(c)本公司不曾作为任意一方，在政府实体通过法律程序发布的命令，判决或法令中，或是在任何其它法律程序中，被禁止或要求对其业务，资产或资金采取任何行动。

2.9. Employees. 员工

There are no collective bargaining agreements to which the Company is a party. The Company does not have experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes and no organizational effort is presently being made or threatened by or on behalf of any labor union with respect to its employees. To the Knowledge of the Company, there is no reasonable basis to believe that the Company will be subject to any labor strike or other organized work force disturbance following the First Closing.

本公司没有作为任意一方签署任何集体谈判协议。本公司从未经历过任何罢工，纠纷，不公平劳动行为的诉讼或其它劳资纠纷，且目前没有任何工会因员工而进行,威胁或发动以工会为代表的组织性活动。据本公司所知，不存在任何证据表明本公司未来在交割时将会遇到劳动罢工或其它组织性劳工暴力事件。

2.10. Employee Benefits. 员工福利

The Company and all Company Employee Benefit Plans are in compliance in all material respects with the currently applicable provisions (if any) of ERISA, the Code and other applicable federal, state and foreign laws and the regulations thereunder.

本公司以及公司员工福利计划符合目前适用的（如果存在）ERISA条款，准则以及其它相应适用的联邦，州及外国法律和法规。

2.11. Environmental Matters. 环境事宜

(a) The Company is in compliance with all Environmental Laws other than where the failure to be in compliance would not individually or in the aggregate have a Material Adverse Effect on the Company. There is no pending or, to the Knowledge of the Company, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or written notice of investigation or inquiry or written information request by any Governmental Entity, relating to any Environmental Law involving the Company or its respective assets and properties. "**Environmental Law**" means any foreign, federal, state or local law, statute, permits, orders, rule or regulation or the common or decisional law relating to the environment or occupational health and safety, including, without limitation, any statute, regulation or order pertaining to (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous substances, or solid or hazardous waste, including, without limitation, emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wildlife, marine sanctuaries and wetlands, including, without limitation, all endangered and threatened species; (vi) storage tanks, vessels and containers; (vii) underground and other storage tanks or vessels, abandoned, disposed or discarded barrels, containers and other closed receptacles; (viii) health and safety of employees and other persons; and (ix) manufacture, processing, use, distribution, treatment, storage,

disposal, transportation or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or oil or petroleum products or solid or hazardous waste.

本公司遵守所有会对本公司造成个别或整体重大不利影响的所有相关的环境法律。据本公司所知，目前本公司及其相应的资产和财产，没有受到任何与环境法相关的具有威胁的民事或刑事诉讼，书面违规通知，正式的行政诉讼，调查或闻讯的书面通知，或任何政府实体提出的书面信息请求。“环境法律”指的是任何与环境或职业健康安全相关的外国，联邦，州或当地法律、条例、许可、命令、准则或法规，及常见或决策性的法律。其中包括但不仅限于任何关于(i)对工业有毒或有害物质，固体或有害废物的处置、贮存、处理、生产及运输; (ii)空气、水及噪音污染; (iii)地下水和土壤污染；(iv)向环境排放工业有毒有害物质，固体，有害废物或具有排放危险。其中包括但不仅限于放射、排放、注射、溢散、泄漏或倾倒污染物，污染源或化学物质；(v)保护野生动物，海洋保护区及湿地，其中包括但不仅限于所有濒危和受威胁物种；(vi)贮存罐，船只和集装箱；(vii)地下和其它贮存罐和容器，遗弃，处理过或废弃的桶，容器和其它封闭容器；(viii)员工及其它人的健康和安全；以及(ix)对污染物，化学物质或工业，有毒或有害物质或油、石油产品、固体及有害废物的生产、加工、使用、分配、处理、贮存、处置、运输或操作。

(b) to the Knowledge of the Company, there have been no releases of any Materials of Environmental Concern (as hereinafter defined) into the environment at any parcel of real property or any facility formerly or currently owned, operated or controlled by the Company for which the Company may be liable under any Environmental Law of the jurisdiction in which such property or facility is located, other than such releases as would not individually or in the aggregate have a Material Adverse Effect on the Company. With respect to any such releases of Materials of Environmental Concern, the Company has given all required notices (if any) to Governmental Entities (copies of which have been provided to the Investor). to the Knowledge of the Company, there have been no releases of Materials of Environmental Concern at parcels of real property or facilities other than those owned, operated or controlled by the Company that could reasonably be expected to have an impact on the real property or facilities owned, operated or controlled by the Company, other than such impacts as would not individually or in the aggregate have a Material Adverse Effect on the Company. "**Materials of Environmental Concern**" means any material regulated under any Environmental Law, including chemicals, pollutants or contaminants, hazardous substances (as the term "hazardous substance" is defined under the United States Comprehensive Environmental Compensation, Liability and Response Act of 1980 or any Environmental Law), solid wastes and hazardous wastes (as the terms "solid waste" and "hazardous waste" are defined under the United States Resources Conservation and Recovery Act or any Environmental Law), toxic materials, oil or petroleum and petroleum products or any other material subject to regulation under any Environmental Law, but not including normal office and cleaning products.

公司知悉，本公司以前或目前所拥有的任何不动产或任何设施（根据物业设施所在的司法管辖区的环保法界定为本公司有责任的）没有排放有环保问题的材料（定义见下文），除非该排放不会单独或合计对本公司造成重大不利影响。对于释放任何此类材料的环保问题，本公司已给政府有关部门提供必要的通知（如有）（其副本已提供给投资方）。公司知悉，本公司以前或目前所拥有的任何不动产或任何设施没有排放可能对公司

不动产和设施造成影响的材料，除非该排放不会单独或合计对本公司造成重大不利影响。有环保问题的“材料”是指受任何环境法调控的，包括化学品、污染物、有害物质（术语“有害物质”的定义是根据1980年美国综合环境补偿、责任和应对法或任何监管环境法）。固体废物和危险废物（“固体废物”和“危险废物”的定义是根据美国资源保护和回收法或任何环境法）、有毒物质或石油和石油产品或任何其它受任何环境法调控的材料，但不包括正常的办公和清洁产品。

(c) True and complete copies of all environmental reports, investigations and audits that to the Knowledge of the Company (whether conducted by or on behalf of the Company or any third party, and whether done at the initiative of the Company or directed by a Governmental Entity or other Person) were issued during the past five years relating to premises formerly or currently owned, operated or controlled by the Company or any Subsidiary of the Company, which to the Knowledge of the Company are in the possession of the Company (or can be obtained by the Company through reasonable efforts), have been delivered or otherwise made available to the Investor.

生效日前五年至今，由本公司拥有，经营或控制的所有设施的所有环保报告、调查和审计都已签发（不论是由公司或代表本公司或任何第三方进行，不论是出于本公司意愿，或政府机构或其它人的意愿）。任何此类报告、调查或审计，本公司所知本公司拥有的（或由本公司通过合理的努力可以得到的）的真实和完整的副本，已交付或以其它方式提供给投资方。

(d) To the Knowledge of the Company, the solid and hazardous waste transporters and treatment, storage and disposal facilities that have been utilized by the Company are not subject to any material environmental liability.

据本公司所知，本公司或其附属公司目前采用的固体废物和危险废物的运输和处理，贮存和处置设施无重大环保责任。

(e) The Company holds all Environmental Authorizations (as hereinafter defined) that are legally required for the conduct of their businesses as currently conducted, other than where the failure to hold such Environmental Authorizations would not individually or in the aggregate have a Material Adverse Effect on the Company. The Company is and has been in compliance with all such Environmental Authorizations, other than such noncompliance as would not individually or in the aggregate have a Material Adverse Effect on the Company. "**Environmental Authorizations**" means any license, permit, certificate or other authorization from a Governmental Entity under any applicable Environmental Law.

本公司持有法律规定的目前业务所需的所有环保授权（定义见下文）除非未能拥有该环境授权不会对本公司造成重大不利影响。本公司一直遵守所有这样的环境授权，除非有关违规不会对本公司造成重大不利影响。“环保授权”，是指根据政府实体发放的任何适用环境法的牌照、许可证、证书或其它授权。

2.12. Legal Compliance. 法律的遵守

The Company and the conduct and operation of its respective business is and has been in compliance with each Law of any Governmental Entity that (a) affects or relates to this Agreement or the transactions contemplated hereby or thereby or (b) is applicable to the Company or its respective businesses, other than where the failure to be or to have been in compliance would not individually or in the aggregate have a Material Adverse Effect on the Company or materially impair the ability of the Company to own and operate its respective properties, assets and businesses in the ordinary course of business consistent with past practice.

本公司及其业务行为和操作，一直遵守政府机构的相关法律，包括（一）可能影响或涉及本协议或据此拟进行的交易或（二）适用于本公司的业务，不包括那些不会对本公司造成重大不利影响或重大损害本公司及附属公司在与过去一致的日常业务过程中经营资产和业务的能力的违规。

2.13. Certain Information.有关信息

None of the information supplied by the Company contains any untrue statement of the Company of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

本公司提供的资料中无重大事实的不实陈述，或者忽略要求陈述的重大事实及不陈述可能引起误导的事实。

2.14. Securities Law Compliance. 证券法的遵守

Assuming the accuracy of the Investor's representations and warranties contained in Section 3, the offer, sale and issuance of the Purchased Stock is in compliance with Section 4(2) of the Securities Act and is exempt from the registration and prospectus delivery requirements of the Securities Act and all applicable state securities laws. Neither the Company nor any agent of the Company has offered the Purchased Stock by any form of general solicitation or general advertising, including any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

假设投资方在第本协议第 3 条中的陈述和保证是准确的，按照“证券法”第 4（2）节收购、出售及发行购买本公司股票，可以免于证券法及所有适用的州证券法要求的注册和招股说明书交付要求。本公司或其任何代理没有提供任何形式的一般招揽或普通广告发行股票，包括任何广告、文章、通知或其它通讯形式例如在报纸、杂志或类似媒体或电视或电台或广播，或通过一般招揽和普通广告吸引开会者的研讨会或会议。

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR 投资方陈述和保证

The Investor represents and warrants to the Company as follows:

投资方向公司陈述和保证以下条款

3.1. Organization, Standing, and Power. 组织机构，信誉和权力

The Investor is a company duly organized, validly existing and in good standing under the laws of China. The Investor has the necessary power and authority to execute, deliver and perform this Agreement.

投资方为一家根据中国的法律正式组建的有良好的信誉的现有公司。投资方有权力和授权签署、交付和履行本协议。

3.2. Authority. 授权

The execution, delivery and performance of this Agreement by the Investor has been duly and validly authorized by all necessary action on the part of the Investor. This Agreement has been duly executed and delivered by the Investor. This Agreement constitutes the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with the terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws and equitable principles relating to or limiting creditors' rights generally.

投资方已经采取一切必要行动以求正式及有效授权交付和履行本协议。本协议由投资方正式签署及交付。本协议构成投资方合法、有效和有约束力的义务，其对投资方的可强制性执行受限于破产、重组、暂停和其它类似限制债权人权利的法律的公正原则。

3.3. Consents and Approvals; No Violation. 同意及批准；不得违反。

The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby and compliance with the provisions hereof will not, result in any violation of or default under (i) the Investor's organization documents, (ii) any loan or credit agreement, Note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Investor or any of its controlled affiliates, or (iii) any judgment, order or decree, or any statute, law, ordinance, rule or regulation applicable to the Investor or any of its controlled affiliates or any of their respective properties, assets or operations.

执行和交付本协议，以及完成本交易的任何条款不应造成违反下面的条例或者违约：（一）投资方的组织文件，（二）任何贷款或信贷协议、金融票据、债券、抵押、契约、租赁或其它协议、金融工具、许可证、特许经营或适用于投资方或任何其控制的附属公司的许可证（三）与投资方或任何其控制的附属公司或任何其各自的物业，资产或营运有关的任何判决、命令或法令，或任何法规、法律、条例、规则或章程。

3.4. Own Account.责任自负

Investor understands that the shares of Purchased Stock are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the such shares of Purchased Stock as principal for its own account and not with a view to or for distributing or reselling such shares of Purchased Stock or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Purchased Stock in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Investor's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws).

投资方理解购买的股票是有限制的证券，尚未根据证券法登记，是为自己的账户购买而不是有想法或者准备或者已经和第三方有直接或者间接的安排来分发和倒卖任何所购买的股票，这样会违反证券法和州证券法（本声明及保证并不限制投资方根据登记表而且在联邦和州证券法允许的前提下出售股票的权利）。

3.5. Purchaser Status. 买方状态

The information contained in the Accredited Investor Certification, attached hereto as Exhibit B, delivered by Investor in connection with this Agreement is complete and accurate in all respects. As of the date of this Agreement and at the time Investor was offered the Purchased Stock, it was, and as of the date hereof it is (i) an "accredited investor" as defined in Rule 501(a) of Regulation D under the Securities Act on the basis indicated therein, and (ii) a "non-U.S. Person" as such term is used in Regulation S under the Securities Act. The Investor is not required to be a registered broker-dealer under Section 15 of the Exchange Act.

投资方因本协议提供的附件 B-合格投资方认证包含的信息从各方面来讲是完整和准确的。在本协议生效后和投资方在被提供购买的股票时，以及截至公布之日时是（一）证券法规范 D 第 501（a）条所界定的“认可投资方”，或者（二）根据“证券法”规范 S 条所定义的“非美国人”。投资方不需要是根据“证券交易法”第 15 条规定的注册经纪交易商。

3.6. Experience of Investor. 投资方的经验

Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchased Stock, and has so evaluated the merits and risks of such investment. Investor has received all information regarding the Company and its operations and financial conditions as it has requested. Investor is able to bear the economic risk of an investment in the Purchased Stock and, at the present time, is able to afford a complete loss of such investment. Investor understands that an active public market for the Common Stock may not exist or continue to exist. Investor, its advisers, if any, and designated representatives, if any, have received all information about that the Company they have requested and have reviewed such information and have had an opportunity to discuss the Company's business,

management and financial affairs and the risks involved with an investment in the Company with its management and have received responses to their queries to their satisfaction. Investor understands that such discussions, as well as any written information provided by the Company, were intended to describe the aspects of the Company's business and prospects which the Company believes to be material, but were not necessarily a thorough or exhaustive description, and except as expressly set forth in this Agreement, the Company makes no representation or warranty with respect to the completeness of such information and makes no representation or warranty of any kind with respect to any information provided by any entity other than the Company. Some of such information may include projections as to the future performance of the Company, which projections may not be realized, may be based on assumptions which may not be correct and may be subject to numerous factors beyond the Company's control. Additionally, Investor understands and represents that Investor is purchasing the Purchased Stock notwithstanding the fact that the Company may disclose in the future certain material information the Investor has not received, including its financial results for its current fiscal quarter.

投资方自己，或者其代表在财务和业务方面有知识，成熟度和经验能评估购买本股票这样的潜在投资的优点和风险，而且已经对本投资做出评估。投资方已收到本公司及其营运及财务状况等已经要求的有关的所有信息。投资方能够承受投资所购买的股票的经济风险，在目前的时间，是能够负担得起这样的投资完全丧失。投资方了解到，普通股的一个活跃的公开市场可能不存在或者继续存在。投资方、其顾问（如有）及指定代表（如有），已收到他们已经要求的本公司的所有相关信息，并已审阅这些信息，并已与本公司的管理层讨论本公司的业务、管理和财务风险，并从中得到满意的答复。投资方明白，这样的讨论，以及任何由本公司提供的书面信息，均旨在描述本公司的业务和前景，本公司认为属重大信息，但都不一定是彻底或详尽的描述。除本协议中明确规定，本公司就本公司以外的其它任何实体提供的任何信息的完整性不作任何陈述或保证。此类信息包括公司未来表现预测（可能无法实现，可能是基于不正确的假设，可能会受到许多超出本公司控制范围的因素的影响）。此外，投资方理解并表示投资方购买所述股票，尽管该公司可能披露投资方还没有收到的未来的重大信息，包括其当季的财务业绩。

3.7. General Solicitation. 一般性募集

Investor is not purchasing the Purchased Securities as a result of any advertisement, article, notice or other communication regarding the Purchased Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

投资方购买股票不是因为看见任何形式的一般招揽或普通广告，包括任何广告、文章、通知或其它通讯形式例如在报纸、杂志或类似媒体或电视或电台或广播，或通过一般招揽和普通广告吸引开会者的研讨会或会议。

3.8. Certain Transactions and Confidentiality. 有关交易和保密性

Other than consummating the transactions contemplated hereunder, Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with Investor, executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).

除据此拟进行交易，从投资方首先收到交易条款（书面或口头）或者本公司或任何代表本公司的人提出了重大的拟进行的交易条款项开始，直到本交易的执行，投资方没有直接或间接地，也没有任何人代表或根据投资方的理解，执行任何购买或销售，包括卖空本公司证券。投资方一直保持着向它提出的所有披露及本次交易的保密性（含本次交易的存在及条款）。

3.9. Anti-Terrorism. 反恐

Investor represents that neither it nor, to its knowledge, any person or entity controlling, controlled by or under common control with it, nor any person having a beneficial interest in it, nor any person on whose behalf such Purchaser is acting: (i) is a person listed in the Annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by Office of Foreign Assets Control of the U.S. Treasury Department; (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, anti-terrorist and asset control laws, regulations, rules or orders. Investor represents that it has met all of its obligations under the USA Patriot Act.

投资方表示，无论它或者据其所知，没有其控制或共同控制的任何个人或实体、或者在其中有权益者、或者其代表的买方：（一）是第 13224 号（2001 年）发行的美国总统令（禁止与实施、威胁实施或支持恐怖主义进行财产交易的行政命令）附件中所列人员；（二）在由美国财政部外国资产控制办公室指定的禁止交易的名单上;（三）是非美国的空壳银行或间接为非美国的空壳银行提供银行服务（四）是一个非美国的高层政治人物或此类人物的直系亲属或关联人物（五）根据适用的美国反洗黑钱、反恐和资产控制法、法规、规章或订单禁止投资于本公司。投资方表示，它已经满足了根据“美国爱国者法案”所有的义务。

3.10. Speculative Nature of Investment. 投资的投机性质

Investor or its duly authorized representative realizes that because of the inherently speculative nature of businesses of the kind conducted and contemplated by the Company, the Company's financial results may be expected to fluctuate from month to month and from period to period

and will, generally, involve a high degree of financial and market risk that could result in substantial or, at times, even total losses for investors in securities of the Company.

投资方或由其正式授权代表充分认识到本公司拟进行的经营固有的投机性质，公司的财务业绩有可能从一个月到下一个月或和一个周期到下一个周期波动，有高度的财务风险和市场风险，甚至可能会导致投资方在本公司证券的投资全部亏损。

ARTICLE IV.
CONDITIONS 条件

4.1. Conditions to the Company's Obligations. 公司履行义务的前提条件

The obligation of the Company to effect the transactions contemplated hereby to be effected at the First Closing shall be subject to the fulfillment (or waiver by the Company) at or prior to the First Closing of each of the following conditions:

本公司拟进行第一次交割的义务须待下列条件获达成（或获本公司豁免）：

(i) SHAREHOLDER APPROVAL. The shareholders of Hybrid Kinetic Group Ltd., a publicly traded company listed on the Hong Kong Stock Exchange and controlling shareholder of Investor, shall have duly approved the Investment Agreement, Reorganization Agreement, Hybrid Kinetic License and all related transactions as required in accordance with the rules of the Hong Kong Stock Exchange and applicable law.

股东批准。正道集团有限公司，一家在香港股票交易所交易上市的公司，同时也是连云港正道新能源有限公司（于 2014 年 6 月 30 日生效的正道授权的被授权方）的控股股东，的股东依据香港联交所上市规则及适用法律批准投资协议，重组协议，正道授权及其他相关交易。

(ii) NO ORDER. No court or other Governmental Entity having jurisdiction over the Company or the Investor, or any of their respective Subsidiaries, shall have enacted, issued, promulgated, enforced or entered any Law which is then in effect and has the effect of making the Investment illegal, or otherwise restricting the First Closing or any provision of this Agreement.

无法令：没有对本公司或投资方或任何彼等各自之附属公司有管辖权的法院或其它政府实体已制定、发布、颁布，执行或订立任何法律可以使得投资违法，或以其它方式限制第一次交割或本协议其它条款的执行。

(iii) APPROVALS. All consents, approvals, orders or authorizations of or registrations, declarations or filings with any Governmental Entity (collectively, "**Governmental Consents**") that are disclosed in Section 2.3 where the failure to obtain or make any such Governmental Consent could reasonably be expected to have the effect of making the Investment illegal or otherwise restricting the First Closing or any provision of this Agreement or to have a

Material Adverse Effect on the Company, shall have been obtained or shall have been made, and shall be in full force and effect.

审批。所有在 2.3 条中披露的同意书、批文、命令、授权、注册、声明或提交给任何政府机构的文书（以下统称“政府同意”）应已获得或已作出，并应具有完全效力及作用。如未能获得这些政府同意，可以合理地预期到使本投资非法或以其它方式限制完成本协议的约定或者第一次交割，或对本公司有重大不利影响。

(iv) NO LITIGATION. There shall not be pending or threatened any suit, action or proceeding by any Governmental Entity (i) challenging the Investment by the Investor, seeking to restrain or prohibit the consummation of the transactions contemplated hereby or seeking to obtain from the Company or any of its Subsidiaries any damages that are material in relation to the Company and its Subsidiaries, taken as a whole, or (ii) seeking to prohibit or limit the ownership or operation by the Company of any material portion of the business or assets of the Company or any of its Subsidiaries or to compel the Company or any of its Subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company and its Subsidiaries, taken as a whole, as a result of the Investment or any of the other transactions contemplated hereby.

无诉讼。不得有如下的任何政府机构发起的、尚未了结的未决或具有威胁性的诉讼或法律程序，（一）挑战投资方的投资，谋求限制或禁止本公司或其附属公司在本协议项下的交易，或旨在向本公司或其附属公司提出损害赔偿，（二）寻求禁止或限制本公司的重要部分业务或资产的所有权，或因本协议投资事宜而迫使本公司或其任何附属公司整体处分重要部分业务或资产。

(v) PERFORMANCE OF OBLIGATIONS. The Investor shall have performed in all material respects each of its respective agreements contained in this Agreement required to be performed at or prior to the First Closing including, without limitation, the delivery obligations set forth in Section 1.4(a).

履行义务。投资方应该在第一次交割时或交割前按照 1.4 条的规定，就本协议相关的协议的所有实质性方面履行了义务。

(vi) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Investor contained in this Agreement that is qualified as to materiality shall be true and correct at and as of the date of the Closing as if made at and as of such date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects at and as of the date of the Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct in all material respects as of such certain date).

声明与保证。投资方在本协议中所做的陈述和保证截止到交割日期（含交割日）都是真实、准确并合格的（除非陈述和保证指明只有在一定的日期有效，那么陈述和保证在该日期前应是真实的和正确的）。本公司在本协议中非实质性的陈述和保证应当在截至协

议交割日重大方面真实，正确，（除非陈述和保证指明只有在一定的日期有效，那么陈述和保证在该日期前应是真实的和正确的。不合格的，在所有实质性方面的陈述和保证截止到交割日前（含交割日）都是真实和准确的（除非陈述和保证指明只有在一定的日期有效，那么陈述和保证在该日期前应是真实的和正确的）

4.2. Conditions to the Investors Obligations. 投资方履行义务的前提条件

(a) The obligation of the Investor to effect the transactions contemplated hereby to be effected at the Closing shall be subject to the fulfillment (or waiver by the Investor) at or prior to the Closing of each of the following conditions:

投资方据此拟进行交易交割手续生效的义务，须待下列各条件获达成（由或投资方豁免）：

(i) NO ORDER. No court or other Governmental Entity having jurisdiction over the Company or the Investor, or any of their respective Subsidiaries, shall have enacted, issued, promulgated, enforced or entered any Law which is then in effect and has the effect of (i) making the Investment illegal, or otherwise restricting the First Closing or any provision of this Agreement.

无法令。没有本公司或投资方或任何彼等各自之附属公司具有管辖权的法院或其它政府实体已制定、发布、颁布，执行或订立任何法律可以使得（一）投资违法，或（二）以其它方式规定或者限制本协议的完成。

(ii) APPROVALS. All Governmental Consents, where the failure to obtain or make any such Governmental Consent could reasonably be expected to have the effect of making the Investment illegal or otherwise restricting the First Closing or any provision of this Agreement or to have a Material Adverse Effect on the Company, shall have been obtained or shall have been made, and shall be in full force and effect.

审批。所有政府许可应已获得或已作出，并应具有完全效力及作用。未能获得政府许可以合理地预期到使本投资非法或以其它方式限制完成或本协议，或对本公司有重大不利影响。

(iii) NO LITIGATION. There shall not be pending or threatened any suit, action or proceeding by any Governmental Entity or any other person, or before any Governmental Entity, (i) challenging the Investment by the Investor, seeking to restrain or prohibit the consummation of the transactions contemplated hereby or seeking to obtain from the Company or any of its Subsidiaries any damages that are material in relation to the Company and its Subsidiaries, taken as a whole, (ii) seeking to prohibit or limit the ownership or operation by the Company or its Subsidiaries of any material portion of the business or assets of the Company or any of its Subsidiaries or to compel the Company or any of its Subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company and its Subsidiaries, taken as a whole, as a result of the Investment or any of the other transactions contemplated hereby or (iii) seeking to impose limitations on the ability of the Investor to acquire or hold, or exercise full rights of ownership of, any shares of Common Stock, including the right to vote any

Common Stock purchased by it on all matters properly presented to the shareholders of the Company, or to enjoy any of the rights of a holder thereof.

无诉讼。不得有尚未了结或面临任何政府机构或任何其它人的任何诉讼或法律程序，（一）挑战投资方的投资，谋求限制或禁止完成本 或从本公司或任何附属公司作为一个整体寻求重大损失，（二）寻求禁止或限制本公司或其附属公司的重要部分业务或资产的所有权或由运作迫使本公司或其任何附属公司出售或持有该重要部分业务或资产或根据本投资或任何其它据此拟进行的交易整体出售，或（三）寻求对投资方收购或持有，或充分行使所有权的能力施加限制，包括因交易购买的任何普通股的对本公司向股东提出事项的投票权，或享受股东的任何权利。

(iv) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Company contained in this Agreement that is qualified as to materiality shall be true and correct at and as of the date of the Closing as if made at and as of such date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects at and as of the date of the Closing as if made on and as of such date (other than representations and warranties which address matters only as of a certain date, which shall be true and correct in all material respects as of such certain date).

声明与保证。本公司在本协议中附带实质性的陈述和保证应当在截至协议交割日真实，正确，（除非陈述和保证指明只有在一定的日期有效，那么陈述和保证在该日期前应是真实的和正确的）。本公司在本协议中非实质性的陈述和保证应当在截至协议交割日重大方面真实，正确，（除非陈述和保证指明只有在一定的日期有效，那么陈述和保证在该日期前应是真实的和正确的）。

(v) MATERIAL ADVERSE EFFECT. Since the date of this Agreement, there shall have occurred no change, event or development that (i) has had, or could reasonably be expected to have, a material adverse effect on the business, assets or properties, results of operations (in any one or more fiscal periods of the Company), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) has materially impaired or could reasonably be expected to materially impair the ability of the Company to perform its obligations hereunder or (iii) has or could reasonably be expected to prevent the consummation of any of the transactions contemplated hereby.

重大不利影响。自本协议之日起，下列变化，事件和进展不应该发生（一）已经或可以合理地预期对本公司及其附属公司的前景、业务、资产或物业、经营业绩（在本公司一个或多个会计期间）、状况（财务或其它）有重大不利影响，（二）本公司履行其义务的能力已经严重受损或可合理预期将受重大损害，或（三）已经或可以合理地预期到阻止本交易的圆满完成。

ARTICLE V.
INDEMNIFICATION 赔偿和免罚

5.1. Indemnification. 赔偿和免罚

(a) The parties shall indemnify, defend and hold each other harmless together with each party's managers, partners, officers, employees and Affiliates (collectively, the "**Indemnified Parties**") from and against any and all losses, costs, damages, liabilities, obligations, impositions, inspections, assessments, fines, deficiencies and expenses (collectively, "**Damages**") resulting from, in connection with or arising out of (i) any inaccuracy in any representation or warranty of the other party (the "Indemnifying Party") contained in this Agreement or in any exhibit, schedule, certificate or instrument attached or delivered pursuant hereto or thereto or (ii) any breach or default after the First Closing of any of the covenants or agreements given or made by the other party in this Agreement.

双方将向另一方、其管理者、合作伙伴、工作人员、雇员和附属企业（“受偿方”）提供赔偿、辩护并使其免于承担责任，使其不受到来自于第三方基于以下事项的所有债务、损失、损坏、义务、克税、成本以及支出、赔偿、评估、罚款等（合称“损害赔偿”）的追偿：（一）另一方（补偿方）在本协议或与协议有关的附件、附录、证书或所附文书所载任何陈述的不准确性或者保证（二）第一次交割后一方的违约。

(b) For purposes of indemnification, the warranties shall remain in full force and effect after Closing provided that no claim shall be made against a party in respect of any breach of the warranties unless written notice containing reasonable details of the default and the nature of the breach with the estimate amount of such claim certified by a director of the Corporation shall have been given to the party against whom the claim is made within 18 months from the Closing date.

出于赔偿的目的，该赔偿保证在交割后完整有效，索赔时受偿方必须在交割日起18个月内将包含违约细节和性质及一名公司的董事证明的估计索赔金额的书面通知提交赔偿方。

(c) The rights conferred upon the respective parties hereto by the provisions in this Section are additional to and do not prejudice any other rights either party hereto may have, and failure to exercise any of the rights herein conferred shall not constitute a waiver of any such right.

本节规定所赋予的权利后是订约双方附加的权利，不会因此损害双方本来有的权利，没有行使该权利不应被视为放弃该权利。

ARTICLE VI.
FURTHER AGREEMENTS 其它约定

6.1. Reasonable Efforts. 合理努力

Subject to the terms and conditions of this Agreement, each party shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and

cooperate with the other party in doing, all things necessary, proper or advisable to consummate and make effective in the most expeditious manner practicable the Investment and the other transactions contemplated hereby including (i) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (ii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, brought against such party challenging this Agreement or the consummation of the transactions contemplated hereby or thereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (iii) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement. The parties will use all reasonable efforts to obtain, or cause to be obtained, all necessary consents, approvals or waivers from third parties to the Investment or any other transaction contemplated by this Agreement that does not occur at the First Closing.

根据本协议的条款和条件，双方将尽一切合理努力采取或促使采取所有行动，协助并配合另一方以最快捷的方式完成投资和其它交易，包括（一）取得一切必要行动或不行动的，豁免，同意及批准，政府实体和所有必要的登记及备案手续（包括与政府机构提交的文件，如果有的话），并采取所有可能是必要的合理步骤，取得批准或豁免，或避免任何政府机构的诉讼或法律程序，，（二）对司法或行政提起的任何挑战本协议或依次进行的交易预期的法律程序或诉讼应诉，包括任何法院或其它政府实体提出的任何暂停或临时禁制令，及（三）签署及交付任何必要的额外法律文件来完成本协议项下拟进行的交易。双方将尽一切合理的努力从第三方获得，或促使获得所有必要的但第一次交割时尚未获得的同意、批准或豁免投资或其它任何本协议约定的交易。

6.2. Investor Access. 投资方知情权

(a) Provided that the Company has not reasonably determined that the Investor or any of its Affiliates is a competitor of the Company, the Company shall provide the Investor and its respective representatives such information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 7.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company executed by both the Investor and the individual(s) seeking to review such information on behalf of the Investor, and the Investor clearly demonstrates a compelling need to have access to such trade secret or confidential information for reasons fundamentally essential to the Investor being able to reasonably monitor its investment in the Company, as determined by the Company in its sole and absolute discretion) or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

本公司尚无法合理确定投资方或任何其附属公司是否本公司的竞争对手，本公司需根据投资方不时提出的合理要求向投资方和其有关代表提供有关信息例如财务状况、业务、计划书；然而，本公司无义务根据本协议 7.1 条提供以下资料（一）本公司合理认定

该资料属于商业机密或秘密（除非本公司受制于保密协议的强制效力，且投资方及代表投资方的个人寻求审阅有关信息的形式是本公司能接受的方式，且投资方迫切需要获得该商业秘密或机密信息以监控其投资；在此情况下，由本公司全权酌情处理），或（ii）其披露会严重影响本公司律师 - 客户特权。

(b) Notwithstanding anything else in this Section 7.2 to the contrary, the Company may cease providing the information set forth in this Section 7.2 during at any time and for any duration if the Company reasonably concludes it must do so to comply with applicable SEC rules.

与 7.2 条其它规定相反，本公司可能会在任何时间和时间段停止提供在 7.2 条所载的资料，如果本公司合理的认定必须那么做才能符合现行的美国证券交易委员会规则。

6.3. Confidentiality.保密性

Investor agrees that it will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any information obtained from the Company pursuant to the terms of this Agreement, unless such information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.5 by such Investor, its Affiliates and their respective agents), (b) is or has been independently developed or conceived by the Investor without use of any information obtained from the Company, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company or its Affiliates; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; or (ii) as may otherwise be required by law, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

投资方同意对因本协议从本公司获得的任何信息将保密、不会泄露、走露、或用于监控其投资于本公司以外的任何目的，除非该信息（a）已知或为一般公众所知（不是由于投资方、其附属公司及彼等各自的代理人违反条款 3.5），（b）是投资方在没有利用从本公司获取的任何信息的情况下独立开发出来或者获得，或（c）或由第三方向投资方披露，没有违反第三方对本公司的保密义务。不过，投资方在下列情况下可以披露机密资料（一）对本公司的律师，会计师，顾问和其它专业人士一定的披露以取得他们的服务以监控其在本公司的投资或（二）根据法律规定需要披露，但投资方应及时通知本公司，并采取合理步骤，以尽量减少任何此类的披露的范围。

6.4. Restrictive Legend. 限制说明

Investor agrees to the imprinting of a legend on any of the Purchased Stock certificates substantially in the following form:

投资方同意在所有购买股票凭证上明显印制以下说明：

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

根据 1933 年证券法（经修订）（“证券法”）获豁免登记，本证券尚未在美国证券委员会或任何州分支注册。所以，除非依照证券法获得有效的豁免登记表，或根据法律顾问提供让本公司合理接受的证据表明，根据州和联邦证券法有关规定交易不适用证券法登记要求，该证券不能提供出售或出售

NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF TO ANY U.S. PERSON EXCEPT (I) IN COMPLIANCE WITH APPLICABLE NON-U.S. LAWS, AND (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH OTHER APPLICABLE LAWS, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE UNDERLYING SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

任何证券或其中的权益都不得向美国人发行，发售，交易，抵押或被处置，除了（I）符合使用的非美国法律，和（II）根据证券法或类似使用法律进行有效注册，或适用经公司法律顾问认可的证券法和其它适用法规中的豁免登记。除非符合证券法的规定，不能对涉及到在这里提及股票进行对冲交易。

ARTICLE VII.
GENERAL

7.1. Termination.合同的解除

This Agreement may be terminated at any time prior to the Closing:
发生如下事由，此协议可在交割前任何时间解除：

(a) by mutual written consent of the Investor and the Company;

由投资方及本公司双方书面同意；

(b) by the Company if any of the conditions set forth in Section 4.1 shall have become incapable of fulfillment, and shall not have been waived by the Company, provided, however that if there has been (i) a material breach of the representations or warranties on the

part of the other set forth in this Agreement that would give rise to the failure of a condition set forth in Section 4.1(a)(v) or (ii) a material breach of the covenants or agreements on the part of the Investor set forth in this Agreement or, as applicable, the License Agreement, the Company may not so terminate this Agreement without first providing Investor 10 business days following receipt by the Investor of notice of such breach from the Company to cure such breach.

如果 4.1 条所载条件变成无法达成，且本公司未豁免，则发生如下事由时本公司有权解除本协议：（一）有重大违反本协议其它部分的声明或保证将会导致 4.1(a)(v)节所载条件无法达成或（二）投资方实质性违反本协议或许可协议，但本公司应在投资方收到本公司书面通知之日起给予投资方 10 个工作日的催告期。

(c) by the Investor if any of the conditions set forth in Section 4.2 shall have become incapable of fulfillment, and shall not have been waived by the Investor; provided, however that if there has been (i) a material breach of the representations or warranties on the part of the other set forth in this Agreement that would give rise to the failure of a condition set forth in Section 4.2(a)(iv) or (ii) a material breach of the covenants or agreements on the part of the Company set forth in this Agreement or, as applicable, the License Agreement, the Investor may not so terminate this Agreement without first providing the Company 10 business days following receipt by the Company of notice of such breach from the Investor to cure such breach.

如果 4.2 条所载条件变成无法达成，且投资方未豁免，则发生如下事由，投资方有权解除本协议：（一）有重大违反本协议其它部分的声明或保证将会导致 4.2(a)(iv)或(ii)节所载条件无法达成或（二）本公司严重违反契约或协议，或许可协议（如果适用），但投资方应在本公司收到投资方书面通知之日起给予本公司 10 个工作日的催告期。。

Provided, however, that, except in the case of clause (a) above, the party seeking to terminate its obligation to effect a Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the License Agreement if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the applicable Closing.

然而，除了上述第（a）款的情况，寻求解除交割义务的一方不应该违反任何本协议或许可协议中的陈述，保证和约定，如果该方是以这样的违约导致该方寻求终止其交割义务。

7.2. Notice.通知

Whenever any notice is required to be given hereunder, such notice shall be deemed given only when such notice is in writing and is delivered by messenger or courier or, if sent by fax, when received. All notices, requests and other communications hereunder shall be delivered by courier or messenger or shall be sent by facsimile to the following addresses:

如须发出任何通知，该通知需以书面形式由邮差或快递或发送传真送达，并以收到通知为准。所有通知、要求的其它通讯应通过快递或邮差交付或应通过传真发送到以下地址：

To the Company:
公司地址：

Angstron Holdings Corporation
800 East Colorado Boulevard, Suite 888
Pasadena, CA 91101
Attn: Secretary 秘书

To Investor:
投资方地址：

999th Huanghai Road, Lianyungang Economic and Technological Development Zone, Lianyungang, Jiangsu Province, China, 222047
中国江苏省连云港市连云港经济技术开发区黄海大道 999 号，邮编 222047
Attn: Jianguo Xu 徐建国
Tel: +86-518-81155777
Fax: +86-518-81588282

7.3. Complete Agreement; No Third-Party Beneficiaries. 全部协议，无第三方受益者

This Agreement and the License Agreement constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements and understandings of the parties in connection therewith, which shall be deemed terminated and of no further force or effect. This Agreement, other than Article VI, is not intended to confer upon any person other than the Company and the Investor any rights or remedies hereunder.

本协议及许可协议构成双方之间关于本议题的的全部协议，并取代所有之前的协议及与之相关的双方的理解或备忘。之前的协议及与之相关的双方的理解或备忘应被视为终止及不再具有效力或效果。本协议第六条以外的内容仅限于本公司和"投资方"的谈判。

7.4. Amendments and Waivers. 修正和豁免

Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the all parties. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

除非本协议另有规定，本协议可以修订，并且对本协议任何条款的遵守经双方书面同意可以豁免（无论是全部豁免，还是个别情况豁免，既适用于过去，也适用于未来）。

对本协议任何条款的一个或多个权利的放弃或不行使不构成对该等条款进一步或未来权利的放弃。

7.5. Counterparts. 副本

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

此协议可签署一个或者多个副本，每个副本视同原件，正本和副本内容相同。

7.6. Section Headings. 小节标题

The article and section headings are for the convenience of the parties and in no way alter, modify, amend, limit, or restrict the contractual obligations of the parties.

文章标题和小节标题是为了方便当事人，不改变、修改、修订或限制当事人的合同义务。

7.7. Severability. 可分割性

If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

如果本协议的任何条款、规定、约定或限制由有管辖权的法院确定是无效的、非法的、无效或不可执行，其余的条款、规定、约定或限制应继续有效，不得以任何方式受到影响、减弱或变成无效，双方应利用其商业上合理的努力寻找并使用替代方式达到此类条款、规定、约定和限制相同或大致相同的结果。这里规定和声明双方的意图是将执行不包括无效的、非法的或不可执行的条款之外的其余的条款、规定、约定和限制。

8.8 Arbitration and Governing Law 仲裁和使用法律

(a) This Agreement shall be governed by and construed in accordance with the laws of the State of California, except with regard to matters of Nevada corporate law under Chapter 78 of the Nevada Revised Statutes, exclusive of its choice of law and conflicts of law rules.

本协议适用加利福尼亚的法律，除了涉及到内华达修改法规 78 章的事务。

(b) Arbitration: Any dispute arising out of or in connection with this Agreement including any questions regarding its existence, validity or termination shall be referred to and finally resolved by arbitration in London, U.K. in accordance with the Arbitration Rules of the London Court of International Arbitration for the time being in force. The arbitration award shall be final and binding upon both parties.

仲裁：因本协议引起的一切争议（包括本协议的存续、有效性或解除）应提交英国伦敦仲裁法庭依据伦敦国际仲裁法庭现行仲裁规则仲裁，其规则视为已并入该条款。仲裁裁决对双方均具有约束力。

8.9 Interpretation 解释

For purposes of interpreting and enforcing this agreement, terms written in the English language shall control. All references to times of day shall refer to Pacific Time.

为了更好的解释和执行本协议，当协议中中英文条款存在差异时，以英文条款为准。

[*Remainder of Page Left Blank Intentionally*]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

在人员见证下，本协议在双方授权代表签署本协议之日起生效执行。

COMPANY:

ANGSTRON HOLDINGS CORPORATION

Date: February 25th, 2015

By: ____________________

Chunhua Huang
Chief Financial Officer

INVESTOR:

HYBRID KINETIC (LIANYUNGANG) NEW ENERGY LIMITED, INC.

Date: February 25th, 2015

By: ____________________

Jianguo Xu
Chief Executive Officer

EXHIBIT A 附录 A

CONSULTING SERVICES AGREEMENT
顾问服务协议

EXHIBIT B

For Non-Individual Investors
(all Non-Individual Investors must INITIAL where appropriate):

Initial________ The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial __J.X.__ The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial________ The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial________ The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial________ The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial________ The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial________ The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial________ The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial________ The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial________ The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial________ The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act of 1933, as amended, or a registered investment company.

For Non-U.S. Person Investors
(all Investors who are not a U.S. Person must *INITIAL* this section):

Initial __J.X.__ The investor is not a "U.S. Person" as defined in Regulation S; and specifically the investor is not:

A. a natural person resident in the United States of America, including its territories and possessions ("United States");

B. a partnership or corporation organized or incorporated under the laws of the United States;

C. an estate of which any executor or administrator is a U.S. Person;

D. a trust of which any trustee is a U.S. Person;

E. an agency or branch of a foreign entity located in the United States;

F. a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G. a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H. a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I. the investor was not offered the securities in the United States;

J. at the time the buy-order for the securities was originated, the investor was outside the United States; and

K. the investor is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

HYBRID KINETIC (LIANYUNGANG) NEW ENERGY LIMITED, INC.

By: ______________________________

Jianguo Xu
Chief Executive Officer

Date: February 25th, 2015